UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 27, 2018
Date of Report (date of earliest event reported)
___________________________________
CLOUDERA, INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-38069 (Commission File Number)	26-2922329 (I.R.S. Employer Identification Number)
395 Page Mill Road Palo Alto, CA 94306
(Address of principal executive offices and zip code)
(650) 362-0488
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 27, 2018, Cloudera, Inc. (the “Company”) held its annual meeting of stockholders at 525 Market Street #3100, San Francisco, California 94105 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 16, 2018. There were 135,889,249 shares of the Company’s Common Stock (the “Common Stock”) present at the Annual Meeting in person or by proxy, which represented 91.71% of the voting power of the shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on May 1, 2018.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.
To elect three Class I directors, each to serve on the Company’s board of directors until the annual meeting of stockholders to be held in 2021 and until his successor is elected and qualified, or until his earlier death, resignation, disqualification or removal.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending January 31, 2019.

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Martin Cole	101,560,942	8,212,562	26,115,745
Thomas J. Reilly	102,857,956	6,915,548	26,115,745
Michael A. Stankey	101,592,310	8,181,194	26,115,745

Each of the three nominees for director was elected to serve until the 2021 annual meeting of stockholders and until his successor has been elected and qualified.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
135,737,298	86,460	65,491

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2018	CLOUDERA, INC

	By:	/s/ David Middler
	Name:	David Middler
	Title:	Chief Legal Officer